UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.         )

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PIMCO MUNICIPAL ADVANTAGE FUND INC.

1345 Avenue of the Americas
New York, New York 10105

(Name of Registrant as Specified In Its Charter)

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PIMCO MUNICIPAL ADVANTAGE FUND INC.

c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 27, 2008

To the Stockholders of PIMCO Municipal Advantage Fund Inc. (the ‘‘Fund’’):

Notice is hereby given that the Annual Meeting of Stockholders (the ‘‘Meeting’’) of the Fund will be held at the offices of Allianz Global Investors Fund Management LLC (‘‘AGIFM’’ or the ‘‘Manager’’), 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, on Wednesday, February 27, 2008 at 9:30 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 1, 2008:

1.	To elect Directors of the Fund, each to hold office for the term indicated and until his successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on December 28, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

By order of the Board of Directors,

Thomas J. Fuccillo Secretary

New York, New York
February 1, 2008

It is important that your shares be represented at the meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the meeting to be held as scheduled.

PIMCO MUNICIPAL ADVANTAGE FUND INC.

c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 27, 2008

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the ‘‘Board’’) of PIMCO Municipal Advantage Fund Inc. (the ‘‘Fund’’) of proxies to be voted at the Annual Meeting of Stockholders of the Fund and any adjournment or postponement thereof (the ‘‘Meeting’’).    The Meeting will be held at the offices of Allianz Global Investors Fund Management LLC (‘‘AGIFM’’ or the ‘‘Manager’’), 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, on Wednesday, February 27, 2008 at 9:30 a.m., Eastern Time.

The Notice of Annual Meeting of Stockholders (the ‘‘Notice’’), this Proxy Statement and the enclosed Proxy Card are first being sent to stockholders on or about February 1, 2008.

The Board has fixed the close of business on December 28, 2007 as the record date (the ‘‘Record Date’’) for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held, with no cumulative voting rights, with respect to each matter to which they are entitled to vote. The following table sets forth the number of shares of common stock (‘‘Common Shares’’) and shares of preferred stock (‘‘Preferred Shares’’ and, together with the Common Shares, the ‘‘Shares’’) issued and outstanding at the close of business on the Record Date:

Outstanding Common Shares	Outstanding Preferred Shares
7,257,093	1,100

The classes of stock listed in the table above are the only classes of stock currently authorized by the Fund.

At the Meeting, Preferred Stockholders will have equal voting rights (i.e., one vote per Share) with the Common Stockholders and, except as discussed below, will vote together with Common Stockholders as a single class on all proposals to be brought before the Meeting. As summarized in the table below, (i) the Common and Preferred Stockholders, voting together as a single class, have the right to vote on the election of Paul Belica as Director and (ii) the Preferred Stockholders, voting as a separate class, have the right to vote on the election of John C. Maney as Director.

Summary of Proposal for the Election of Directors

Proposal
		Common Stockholders	Preferred Stockholders
I.	Election of Directors
Independent Director*
Election of Paul Belica		✓	✓
Interested Director
Election of John C. Maney			✓

*	‘‘Independent Directors’’ are those Directors or nominees who are not ‘‘interested persons,’’ as defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), of the Fund.

You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the re-election of the Board’s nominees named in Proposal I. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by properly executing and delivering a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposals, other than the Proposal set forth herein, properly come before the Meeting, Shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

The principal executive offices of the Fund are located at 1345 Avenue of the Americas, New York, New York 10105. AGIFM serves as the investment manager of the Fund and has retained its affiliate, Pacific Investment Management Company LLC (‘‘PIMCO’’), to serve as the Fund’s sub-adviser. Additional information regarding the Manager and PIMCO may be found under ‘‘Additional Information — Investment Manager and Sub-Adviser’’ below.

The solicitation will be primarily by mail and the cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation thereof) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by the Fund.

PROPOSAL I:    ELECTION OF DIRECTORS

In accordance with the Fund’s Charter, the Fund’s Board of Directors is divided into three classes (each a ‘‘Class’’): Class I, the term of which will expire at the Fund’s 2010 annual meeting of stockholders; Class II, the term of which will expire at the Meeting; and Class III, the term of which will expire at the Fund’s 2009 annual meeting of stockholders. At each annual meeting, successors to the Class of Directors whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, stockholders will vote to elect Class II Directors, whose terms expire at the Meeting, for an approximate three-year term expiring at the 2011 annual meeting.

The following table summarizes the nominees who will stand for election at the Meeting, the respective Class of Directors to which they have been designated and the expiration of their respective terms if elected:

Director/Nominee	Class	Expiration of Term if Elected*
Paul Belica	Class II	2011 Annual Meeting
John C. Maney	Class II	2011 Annual Meeting

*	A Director elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Under this classified Board structure, only those Directors in a single Class may be replaced in any one year, except in the event a vacancy has been filled since the preceding annual meeting, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an ‘‘anti-takeover’’ provision, may make it more difficult for the Fund’s stockholders to change the majority of Directors of the Fund and, thus, promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy to vote each proxy for the persons listed above. Each of the nominees has indicated he will serve if elected, but if he should be unable to serve, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy).

Information Regarding Directors and Nominees.

The following table provides information concerning the Directors/Nominees of the Fund.

Name, Address* and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee
Independent Directors/Nominees
Paul Belica 09/27/1921 Class II	Nominee, Director	Since 2003	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	29	None
Robert E. Connor 09/17/1934 Class I	Director	Since 2000	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	29	None
John J. Dalessandro II 07/26/1937 Class III	Director	Since February 2006	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.	29	None

Name, Address* and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee
Hans W. Kertess 07/12/1939 Class I	Director, Chairman of the Board	Since February 2006, Chairman since December 2006	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	29	None
William B. Ogden, IV 01/11/1945 Class I	Director	Since September 2006	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	27	None
R. Peter Sullivan III 09/04/1941 Class III	Director	Since February 2006	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	27	None
Interested Director/Nominee
John C. Maney** 08/03/1959 Class II	Nominee, Director	Since December 2006	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)	65	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.
**	Mr. Maney is an ‘‘interested person’’ of the Fund due to his affiliation with Allianz Global Investors of America L.P. and its affiliates. Mr. Maney holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.

The following table states the dollar range of equity securities beneficially owned as of December 28, 2007 by each Director and nominee of the Fund and, on an aggregate basis, of any registered investment companies overseen by the Director or nominee in the ‘‘family of investment companies,’’ including the Fund.

Name of Director/Nominee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director/Nominee in the Family of Investment Companies*
Independent Directors/Nominees
Paul Belica	None	None
Robert E. Connor	None	None
John J. Dalessandro II	None	None
Hans W. Kertess	None	None
William B. Ogden, IV	None	None
R. Peter Sullivan III	None	$10,001 – $50,000
Interested Director/Nominee
John C. Maney	None	Over $100,000

*	Securities are valued as of December 28, 2007.

To the knowledge of the Fund, as of December 28, 2007, Directors and nominees who are Independent Directors or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of December 28, 2007, the Directors and nominees and the officers of the Fund as a group and individually beneficially owned less than one percent (1%) of the Fund’s outstanding Common Shares and Preferred Shares. According to a joint Schedule 13D filed with the Securities and Exchange Commission (‘‘SEC’’) by a group of stockholders on January 11, 2008, Bulldog Investors General Partnership and Phillip Goldstein own 18.34% and Karpus Management, Inc., d/b/a Karpus Investment Management owns 15.96% of the Fund’s outstanding Common Shares as of that date.

Compensation.    The Fund, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Allianz RCM Global EcoTrends FundSM, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund and PIMCO Income Opportunity Fund (collectively, the ‘‘AGIFM Closed-End Funds’’) are expected to hold joint meetings of their Boards of Directors/Trustees whenever possible. Each Director, other than any Director who is a director, officer, partner or employee of the Manager or the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser, receives compensation for their attendance at meetings and for their service on Board committees. Directors receive compensation equal to (i) $1,750 for each quarterly meeting for the first four meetings in each year, (ii) $5,000 for each additional meeting in such year if the meeting is attended in person and (iii) $1,000 per meeting attended telephonically. Directors also are reimbursed for meeting-related expenses. The Independent Chairman of the Board receives an additional $2,500 per year. In addition, each Director who serves as a member of the Audit Oversight Committee receives $1,000 for any results meeting or fund-specific meeting of the Audit Oversight Committee and $5,000 for any audit scope meeting. The Audit Oversight Committee Chairman annually receives an additional $500. Each Director’s compensation and other costs of joint meetings with other closed-end funds managed by AGIFM will be allocated pro rata among the Fund and such other funds for which the Director serves as a board member based on each fund’s relative net assets, including assets attributable to any preferred shares.

The Fund does not provide any pension or other retirement benefits to the current Directors.

The following table provides information concerning the compensation paid to the Directors and nominees for serving as Directors of the Fund for the Fund’s fiscal year ended October 31, 2007. For the calendar year ended December 31, 2007, the Directors received the compensation set forth in the table below for serving as Directors of the Fund and other funds in the same ‘‘Fund Complex’’ as the Fund. Each officer and Director, who is a director, officer, partner, member or employee of the Manager or the Sub-Adviser, or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser, including any Interested Director, serves without any compensation from the Fund.

Compensation Table

Name of Director	Aggregate Compensation from the Fund for the Fiscal Year Ended October 31, 2007	Total Compensation from the Fund and Fund Complex Paid to Directors for the Calendar Year Ended December 31, 2007*
Independent Directors/Nominees
Paul Belica	$3,192	$217,750
Robert E. Connor	$4,488	$216,875
John J. Dalessandro II	$2,962	$203,000
Hans W. Kertess	$5,067	$262,208
William B. Ogden, IV	$2,685	$191,750
R. Peter Sullivan III	$2,671	$184,500
Interested Directors/Nominees
John C. Maney	$0	$0

*	In addition to the Fund and other closed-end funds in the Fund Complex advised by the Manager, during the most recently completed fiscal year, all of the Directors served as Trustees of one open-end investment company (consisting of five separate investment portfolios) advised by the Manager. These investment companies are considered to be in the same ‘‘Fund Complex’’ as the Fund.

The Fund has no employees. Its officers are compensated by the Manager, the Sub-Adviser or one of their affiliates.

Board Committees and Meetings.

Audit Oversight Committee.    The Fund’s Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Fund’s Audit Oversight Committee currently consists of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan, each of whom is an Independent Director. Mr. Belica is the Chairman of the Fund’s Audit Oversight Committee.

The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of the independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Fund, and services to be performed by the auditors for certain affiliates, including the Manager, the Sub-Adviser and entities in a control relationship with the Manager or the Sub-Adviser, that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Fund’s independent registered public accounting firm.

Each member of the Fund’s Audit Oversight Committee is ‘‘independent,’’ as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed.

The Fund’s Board has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for the Fund, as amended through November 20, 2007, is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee, dated December 11, 2007, is attached to this Proxy Statement as Exhibit B.

Nominating Committee.    The Board of the Fund has a Nominating Committee composed solely of Independent Directors, consisting of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Directors are to be re-elected. The Nominating Committee of the Fund has adopted a charter, which is posted on the following website: http://www.allianzinvestors.com/closedendfunds/literature.

Each member of the Nominating Committee is ‘‘independent,’’ as independence for nominating committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed.

Qualifications, Evaluation and Identification of Director Nominees.    The Nominating Committee of the Fund requires that Director candidates have a college degree or equivalent business experience. When evaluating candidates, the Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (iii) the Fund’s stockholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders.    The Nominating Committee will review and consider nominees recommended by stockholders to serve as Director, provided that the recommending stockholder follows the Procedures for Stockholders to Submit Nominee Candidates, which are set forth as Appendix B to the Fund’s Nominating Committee Charter. Among other requirements, these procedures provide that the recommending stockholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or stockholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending stockholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter, which is available at http://www.allianzinvestors.com/closedendfunds/literature, for details.

The Nominating Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Fund.

Valuation Committee.    The Board of the Fund has a Valuation Committee, consisting of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan. The Board has delegated to the Valuation Committee the responsibility to determine or cause to be determined the fair value of the Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Compensation Committee.    The Board of the Fund has a Compensation Committee, consisting of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Directors of the Fund who are not directors, officers, partners or employees of the Manager, the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser.

Meetings.    With respect to the Fund during the fiscal year ended October 31, 2007, the Board of Directors held four regular meetings and two special meetings. The Audit Oversight Committee met in separate session three times, the Nominating Committee met in separate session once, and the Valuation Committee and the Compensation Committee did not

meet. Each Director attended at least 75% of the regular meetings of the Board and meetings of the committees on which such Director served for the Fund that were held during the fiscal year ended October 31, 2007.

Stockholder Communications with the Board of Directors.    The Board of Directors has adopted procedures by which Fund Stockholders may send communications to the Board. Stockholders may mail written communications to the Board to the attention of the Board of Directors, PIMCO Municipal Advantage Fund Inc., c/o Thomas J. Fuccillo, Chief Legal Officer (‘‘CLO’’), Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105. Stockholder communications must (i) be in writing and be signed by the Stockholder and (ii) identify the class and number of Shares held by the Stockholder. The CLO or his designee is responsible for reviewing properly submitted stockholder communications. The CLO shall either (i) provide a copy of each properly submitted stockholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The CLO may, in good faith, determine that a stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures do not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a stockholder, or (iii) any stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Fund’s Directors are not required to attend the Fund’s annual stockholder meetings or to otherwise make themselves available to stockholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance.    The Fund’s Directors and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of the Fund (i.e., the Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund, the Fund believes that the Fund’s Directors and relevant officers, investment advisers and relevant affiliated persons of the investment advisers have complied with all applicable filing requirements during the fiscal year ended October 31, 2007, except that, due to administrative oversight, late Form 3 filings were made in December 2006 for David C. Flattum, William Gross, Pasi Hamalainen, Brent Harris, Brent Holden, Scott Mather, Mark McCray, Denise Seliga, William Thompson and Richard Weil.

Required Vote.    The election of Mr. Belica as a Director requires the affirmative vote of a plurality of the votes of Common Stockholders and Preferred Stockholders (voting together as a single class) cast in the election of Directors at the Meeting, in person or by proxy. The election of Mr. Maney as a Director requires the affirmative vote of a plurality of the votes of Preferred Stockholders (voting as a single class) cast in the election of Directors at the Meeting, in person or by proxy.

The Board of Directors of the Fund Unanimously Recommends
that You Vote FOR Proposal I.

ADDITIONAL INFORMATION

Executive and Other Officers of the Fund.    The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers, members or employees of the Manager or the Sub-Adviser are not compensated by the Fund.

Name, Address* and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel 11/14/1964	President & Chief Executive Officer	Since September 2002	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 37 funds in the Fund Complex since 2005 and The Korea Fund, Inc.
Lawrence G. Altadonna 03/10/1966	Treasurer, Principal Financial and Accounting Officer	Since September 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 37 funds in the Fund Complex; Assistant Treasurer of 37 funds in the Fund Complex and The Korea Fund, Inc.
Thomas J. Fuccillo 03/22/1968	Vice President, Secretary and Chief Legal Officer	Since December 2004	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 74 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).
Youse Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since October 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 74 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004). Audit Manager, PricewaterhouseCoopers LLP (1996-2002).
William V. Healey 07/28/1953	Assistant Secretary	Since December 2006	Executive Vice President, Chief Legal Officer – U.S. Retail, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Inestors Advertising Agency Inc., Allianz Global Investors Fund Management LLC, Allianz Global Investors managed Accounts LLC and Allianz Global Investors Distributors LLC. Assistant Secretary of 74 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel of Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).
Richard H. Kirk 04/06/1961	Assistant Secretary	Since December 2006	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 74 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Name, Address* and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Kathleen A. Chapman 11/11/1954	Assistant Secretary	Since December 2006	Assistant Secretary of 74 funds in the Fund Complex; Manager – IIG Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).
Lagan Srivastava 09/20/1977	Assistant Secretary	Since December 2006	Assistant Secretary of 74 funds in the Fund Complex; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).
Scott Whisten 03/13/1971	Assistant Treasurer	Since January 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 74 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

*	The address of all Fund officers, unless otherwise indicated, is Allianz Global Investors of America, 1345 Avenue of the Americas, New York, New York 10105.

Investment Manager and Sub-Adviser.    AGIFM, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of the Fund. The Manager retains its affiliate, PIMCO, as Sub-Adviser to manage the Fund’s investments. PIMCO is located at 800 Newport Center Drive, Newport Beach, California 92660. The Manager and the Sub-Adviser are each majority-owned indirect subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

Legal Proceedings.    In June and September 2004, the Manager, and certain of its affiliates (including PEA Capital LLC (‘‘PEA’’), Allianz Global Investors Distributors LLC (‘‘AGID’’) and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the ‘‘SEC’’) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Manager serves as investment adviser. The settlements related to an alleged ‘‘market timing’’ arrangement in certain open-end funds formerly sub-advised by PEA. The Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning ‘‘market timing,’’ which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Manager or its affiliates or related injunctions.

The Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date of this document.

Independent Registered Public Accounting Firm.    The Audit Oversight Committee of the Fund’s Board unanimously selected PricewaterhouseCoopers LLP (‘‘PwC’’) as the independent registered public accounting firm for the current fiscal year ending October 31, 2008. PwC served as the independent registered public accounting firm of the Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and the Sub-Adviser serve as investment adviser or sub-adviser. PwC is located at 300 Madison Avenue, New York, New York 10017. The Fund knows of no direct financial or material indirect financial interest of PwC in the Fund.

A representative of PwC, if requested by any stockholder, will be present at the Meeting via telephone to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures.    The Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, the Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of the Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, the Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, the Sub-Adviser and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the ‘‘Accounting Affiliates’’), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

The Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of the Fund’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or other delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Fund or its Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the ‘‘de minimis exception’’).

Audit Fees.    Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund’s last two fiscal years, the Audit Fees billed by PwC is shown in the table below:

Fiscal Year Ended	Audit Fees
October 31, 2007	$36,000
October 31, 2006	$35,000

Audit-Related Fees.    Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees’’ above, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters. The table below shows, for the Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to the Fund. During those fiscal years, there were also no Audit-Related Fees billed by PwC to the Fund’s Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Fund.

Fiscal Year Ended	Audit-Related Fees
October 31, 2007	$8,000
October 31, 2006	$8,000

Tax Fees.    Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to the Fund. During those fiscal years, there were also no Tax Fees billed by PwC to the Fund’s Accounting Affiliates for tax services related directly to the operation and financial reporting of the Fund:

Fiscal Year Ended	Tax Fees
October 31, 2007	$6,500
October 31, 2006	$5,500

All Other Fees.    All Other Fees are fees related to services other than those reported above under ‘‘Audit Fees,’’ ‘‘Audit-Related Fees’’ and ‘‘Tax Fees.’’ For the Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, no services described under ‘‘Audit-Related Fees,’’ ‘‘Tax Fees’’ or ‘‘All Other Fees’’ were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees.    The aggregate non-audit fees billed by PwC, for the Fund’s last two fiscal years, for services rendered to the Fund and the Fund’s Accounting Affiliates are shown in the table below:

Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
October 31, 2007	$14,500	$2,769,324	$2,783,824
October 31, 2006	$13,500	$2,228,248	$2,241,748

The Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee were compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business

As of the date of this Proxy Statement, the Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies on the enclosed Proxy Card will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation

A quorum of the Fund at the Meeting will consist of the presence in person or by proxy of a majority (greater than 50%) of the total Shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of Proposal I set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to any Proposal will require a majority vote of the Shares of the Fund present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers (the ‘‘Tellers’’) for the Meeting. For purposes of determining the presence of a quorum for the Fund, the Tellers will count the total number of votes cast ‘‘for’’ or ‘‘against’’ approval of each Proposal, as well as Shares represented by proxies that reflect abstentions and

‘‘broker non-votes’’ (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Under Maryland law, abstentions do not constitute a vote ‘‘for’’ or ‘‘against’’ a matter and will be disregarded in determining the ‘‘votes cast’’ on an issue.

With respect to the election of Directors, neither abstentions nor broker non-votes will have an effect on the outcome.

Reports to Stockholders

The Fund’s 2007 Annual Report to Stockholders was mailed to stockholders on or about December 5, 2007. Additional copies of the Annual Report and the Fund’s semi-annual report may be obtained without charge from the Fund by calling 1-877-819-2224 or by writing to the Fund at 1345 Avenue of the Americas, New York, New York 10105.

Stockholder Proposals for 2009 Annual Meeting

It is currently anticipated that the Fund’s next annual meeting of stockholders after the Meeting addressed in this proxy statement will be held in February 2009. Proposals of stockholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than October 4, 2008 for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund’s Bylaws. Stockholders submitting any other proposals for the Fund intended to be presented at the 2009 annual meeting (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws, no later than 60 days prior to the date of the meeting (or not later than the close of business on the 10th day following the day on which notice of the date of the meeting is given or public disclosure made, provided that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders). If a stockholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Stockholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624.

Stockholders Sharing An Address

The Fund is permitted to mail only one copy of this proxy statement to a household, even if more than one person in a household is a Fund stockholder of record, unless the Fund has received contrary instructions from one or more of the stockholders. If you need additional copies of this proxy statement and you are a holder of record of your shares, please call 1-800-331-1710. If your shares are held in broker street name please contact your financial service firm to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of this proxy statement and want future mailings to be combined with those of other members of your household, please contact the Manager in writing at Allianz Global Investors Fund Management LLC, C/O PFPC, PO Box 43027, Providence, RI 02940, or by telephone at 1-800-331-1710, or contact your financial service firm.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

February 1, 2008

Exhibit A to Proxy Statement

Allianz Global Investors Fund Management Sponsored Closed-End Funds
Audit Oversight Committee Charter

(Adopted as of January 14, 2004,
as amended through
November 20, 2007)

The Board of Trustees (each a ‘‘Board’’) of each of the registered investment companies listed in Appendix A hereto (each a ‘‘Fund’’ and, collectively, the ‘‘Funds’’), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the ‘‘Committee’’) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct ‘‘field work’’ or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an ‘‘interested person’’ of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the ‘‘NYSE’’). Each member of the Committee must be ‘‘financially literate’’ (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have ‘‘accounting or related financial management expertise,’’ in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1.    Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2.    To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard (‘‘ISB’’) No. 1.

3.    To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4.    Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5.    If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6.    Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7.    Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8.    Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by Statement of Accounting Standards (‘‘SAS’’) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9.    Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10.    Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11.    Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12.    Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13.    Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14.    Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15.    Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16.    Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17.    Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of November 20, 2007)

NICHOLAS-APPLEGATE GLOBAL EQUITY & CONVERTIBLE INCOME FUND
NICHOLAS-APPLEGATE EQUITY & CONVERTIBLE INCOME FUND
ALLIANZ RCM GLOBAL ECOTRENDS FUND
PIMCO INCOME OPPORTUNITY FUND
PIMCO MUNICIPAL INCOME FUND
PIMCO CALIFORNIA MUNICIPAL INCOME FUND
PIMCO NEW YORK MUNICIPAL INCOME FUND
PIMCO CORPORATE INCOME FUND
PIMCO MUNICIPAL INCOME FUND II
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
PIMCO NEW YORK MUNICIPAL INCOME FUND II
PIMCO MUNICIPAL INCOME FUND III
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
PIMCO NEW YORK MUNICIPAL INCOME FUND III
PIMCO CORPORATE OPPORTUNITY FUND
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
PIMCO HIGH INCOME FUND
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
PIMCO FLOATING RATE INCOME FUND
PIMCO FLOATING RATE STRATEGY FUND
NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
NICHOLAS-APPLEGATE INTERNATIONAL &PREMIUM STRATEGY FUND
PIMCO GLOBAL STOCKSPLUS & INCOME FUND
PIMCO MUNICIPAL ADVANTAGE FUND INC.

Exhibit B to Proxy Statement

Report of Audit Oversight Committee

of the Board of Directors of
PIMCO Municipal Advantage Fund Inc. (the ‘‘Fund’’)

Dated December 11, 2007

The Audit Oversight Committee (the ‘‘Committee’’) oversees the Fund’s financial reporting process on behalf of the Board of Directors of the Fund (the ‘‘Board’’) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (‘‘Management’’) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended October 31, 2007 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (‘‘PwC’’), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended October 31, 2007. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent registered public accounting firms to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (‘‘AGIFM’’), the Fund’s investment manager, Pacific Investment Management Company LLC (‘‘PIMCO’’), the Fund’s investment adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended October 31, 2007 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2008.

Submitted by the Audit Committee of the Board of Directors:

Paul Belica
Robert E. Connor
John J. Dalessandro II
Hans W. Kertess
William B. Ogden, IV
R. Peter Sullivan III

B-1

PROXY
PIMCO MUNICIPAL ADVANTAGE FUND INC.
COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON FEBRUARY 27, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned holder of common shares of PIMCO Municipal Advantage Fund Inc., a Maryland corporation (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund (the ‘‘Annual Meeting’’) to be held at 9:30 a.m., Eastern Time, February 27, 2008 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE REGARDING THE ELECTION OF DIRECTORS INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS.

Please refer to the Proxy Statement for a discussion of the Election of Directors.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

The Board of Directors recommends a vote ‘‘FOR’’ Proposal I.

I.    Election of Director:

(01) Paul Belica (Class II)

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO MUNICIPAL ADVANTAGE FUND INC.

COMMON SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:      Date:      (if any) signature:      Date:

PROXY
PIMCO MUNICIPAL ADVANTAGE FUND INC.
PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON FEBRUARY 27, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned holder of preferred shares of PIMCO Municipal Advantage Fund Inc., a Maryland corporation (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund (the ‘‘Annual Meeting’’) to be held at 9:30 a.m., Eastern Time, February 27, 2008 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE REGARDING THE ELECTION OF DIRECTORS INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS.

Please refer to the Proxy Statement for a discussion of the Election of Directors.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

        Please mark
      votes as in
        this example.

The Board of Directors recommends a vote ‘‘FOR’’ Proposal I.

I.    Election of Directors:

(01) Paul Belica (Class II) and (02) John C. Maney (Class II)

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO MUNICIPAL ADVANTAGE FUND INC.

PREFERRED SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:      Date:      (if any) signature:      Date: